UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 23, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


            0-18275                                     93-0922994
    (Commission File Number)               (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)

                                ITEX Corporation


Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition")

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under Item 12, "Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."
     On June 23, 2003, ITEX Corporation issued a press release announcing its actual financial results for the third quarter ended April 30, 2003. Profits for the quarter were reduced to $15,000 from the $102,000 previously announced in a press release dated May 15, 2003. A copy of the press release is furnished as
Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 7.   Exhibits

Exhibit No.   Description

99.1 Press release issued June 23, 2003, announcing reduced earnings for Third Quarter Ended April 30, 2003





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By:  /s/ Steven White
   ----------------------------
Interim Chief Executive Officer

Date:      June 23, 2003